                                                                   Exhibit 99.23

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                     GROUP 3 LTV > 80, NO MI LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $78,643,246
Aggregate Original Principal Balance      $78,812,590
Number of Mortgage Loans                          217

                              MINIMUM    MAXIMUM   AVERAGE (1)
                             --------   --------   -----------
Original Principal Balance   $155,610   $765,000     $363,192
Outstanding Principal
   Balance                   $155,262   $760,179     $362,411

                             MINIMUM     MAXIMUM   WEIGHTED AVERAGE (2)
                             --------   --------   --------------------
Original Term (mos)              360        360              360
Stated Remaining Term
   (mos) (3)                     353        357              356
Loan Age (mos) (3)                 3          7                4
Current Interest Rate          5.650%    11.600%           7.520%
Initial Interest Rate Cap      2.000%     2.000%           2.000%
Periodic Rate Cap              1.000%     1.000%           1.000%
Gross Margin                   4.000%     7.125%           5.849%
Maximum Mortgage Rate         11.650%    15.500%          13.496%
Minimum Mortgage Rate          5.650%     9.500%           7.496%
Months to Roll (3)                17         32               24
Original Loan-to-Value         84.58%     95.00%           92.64%
Credit Score (4)                 512        743              630

                           EARLIEST      LATEST
                          ----------   ----------
Maturity Date             02/01/2035   06/01/2035

                      PERCENT OF            YEAR OF             PERCENT OF
LIEN POSITION       MORTGAGE POOL         ORIGINATION         MORTGAGE POOL
-----------------   -------------   ---------=-------------   -------------
1st Lien               100.00%      2005                         100.00%
OCCUPANCY                           LOAN PURPOSE
Primary                 98.73%      Purchase                      52.11%
Second Home              1.27%      Refinance - Rate Term          2.97%
                                    Refinance - Cashout           44.92%
LOAN TYPE                           PROPERTY TYPE
Fixed Rate               9.97%      Single Family Residence       65.27%
ARM                     90.03%      Condo                          6.19%
                                    2-4 Family                    16.08%
AMORTIZATION TYPE                   Deminimus PUD                 11.30%
Fully Amortizing        65.29%      Manufactured Housing           1.16%
Interest-Only           34.71%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.501% to 6.000%                 3        $ 1,592,688      2.03%     5.735%     630      $530,896    92.96%       75.72%      40.12%
6.001% to 6.500%                14          8,188,977     10.41      6.338      640       584,927    88.90        52.05       39.49
6.501% to 7.000%                33         13,561,758     17.24      6.815      635       410,962    90.54        39.69       31.70
7.001% to 7.500%                39         15,473,673     19.68      7.296      628       396,761    92.38        29.61       43.93
7.501% to 8.000%                62         20,452,880     26.01      7.786      628       329,885    94.15        15.38       36.73
8.001% to 8.500%                37         11,417,600     14.52      8.285      631       308,584    94.02         5.51       34.02
8.501% to 9.000%                20          5,858,853      7.45      8.715      627       292,943    94.82         3.26        9.75
9.001% to 9.500%                 6          1,387,624      1.76      9.231      617       231,271    94.35        25.55       26.02
9.501% to 10.000%                2            534,815      0.68      9.884      621       267,408    95.00         0.00        0.00
11.501% to 12.000%               1            174,378      0.22     11.600      555       174,378    90.00         0.00        0.00
TOTAL:                         217        $78,643,246    100.00%     7.520%     630      $362,411    92.64%       25.12%      34.71%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.650% per annum to 11.600% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.520% per annum.

MORTGAGE RATES-ARM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATES-ARM                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.501% to 6.000%                 3        $ 1,592,688      2.25%    5.735%      630      $530,896    92.96%       75.72%      40.12%
6.001% to 6.500%                11          6,484,030      9.16     6.339       629       589,457    88.32        46.66       49.88
6.501% to 7.000%                29         12,039,451     17.01     6.828       629       415,153    90.69        44.71       35.70
7.001% to 7.500%                37         14,813,810     20.92     7.292       628       400,373    92.40        27.56       45.88
7.501% to 8.000%                60         19,454,236     27.48     7.791       628       324,237    94.28        16.17       38.61
8.001% to 8.500%                36         11,037,621     15.59     8.284       628       306,601    93.99         5.70       31.75
8.501% to 9.000%                15          4,519,154      6.38     8.709       627       301,277    95.00         0.00       12.64
9.001% to 9.500%                 3            858,163      1.21     9.180       625       286,054    94.94         0.00       42.07
TOTAL:                         194        $70,799,152    100.00%    7.496%      628      $364,944    92.71%       24.68%      38.02%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.650% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.496% per annum.

MORTGAGE RATES-FRM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATES-FRM                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
6.001% to 6.500%                3         $1,704,948      21.74%     6.337%     681      $568,316    91.10%       72.53%       0.00%
6.501% to 7.000%                4          1,522,307      19.41      6.709      680       380,577    89.39         0.00        0.00
7.001% to 7.500%                2            659,863       8.41      7.376      626       329,931    92.05        75.48        0.00
7.501% to 8.000%                2            998,644      12.73      7.688      629       499,322    91.56         0.00        0.00
8.001% to 8.500%                1            379,978       4.84      8.300      704       379,978    95.00         0.00      100.00
8.501% to 9.000%                5          1,339,699      17.08      8.733      627       267,940    94.21        14.25        0.00
9.001% to 9.500%                3            529,461       6.75      9.314      603       176,487    93.40        66.96        0.00
9.501% to 10.000%               2            534,815       6.82      9.884      621       267,408    95.00         0.00        0.00
11.501% to 12.000%              1            174,378       2.22     11.600      555       174,378    90.00         0.00        0.00
TOTAL:                         23         $7,844,094     100.00%     7.732%     650      $341,048    92.02%       29.07%       4.84%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.250% per annum to 11.600% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.732% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF REMAINING                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MONTHS TO                   NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
STATED MATURITY          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
349 to 360                     217        $78,643,246    100.00%    7.520%      630      $362,411    92.64%       25.12%      34.71%
TOTAL:                         217        $78,643,246    100.00%    7.520%      630      $362,411    92.64%       25.12%      34.71%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN
PRINCIPAL BALANCES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS              NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRINCIPAL BALANCES       MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
$150,001 to $200,000            45        $ 7,742,414      9.84%     7.99%      631      $172,054    93.70%        26.37%     26.68%
$200,001 to $250,000            24          5,316,745      6.76     8.038       620       221,531    94.58         12.55      33.77
$250,001 to $300,000            19          5,190,542      6.6      7.964       625       273,186    94.21          5.71      25.39
$300,001 to $350,000            14          4,612,062      5.86     8.011       632       329,433    94.65          0.00      28.36
$350,001 to $400,000            35         13,159,051     16.73     7.723       637       375,973    94.19         11.66      34.27
$400,001 to $450,000            22          9,215,464     11.72     7.669       634       418,885    94.33         18.14      36.38
$450,001 to $500,000            14          6,618,651      8.42     7.456       640       472,761    92.86         14.62      28.49
$500,001 to $550,000             9          4,724,338      6.01     7.646       620       524,926    93.84         11.03      32.93
$550,001 to $600,000             9          5,103,145      6.49     7.194       592       567,016    91.71         45.38      22.59
$600,001 to $650,000            19         11,897,197     15.13     6.740       640       626,168    89.38         63.16      52.60
$650,001 to $700,000             2          1,372,750      1.75     7.095       688       686,375    87.51          0.00     100.00
$700,001 to $750,000             4          2,930,707      3.73     6.421       634       732,677    84.94         49.85      24.65
$750,001 to $800,000             1            760,179      0.97     6.900       530       760,179    85.00        100.00       0.00
                               ---        -----------    ------     -----       ---      --------    -----        ------     ------
TOTAL:                         217        $78,643,246    100.00%     7.52%      630      $362,411    92.64%        25.12%     34.71%
                               ===        ===========    ======     =====       ===      ========    =====        ======     ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $155,262 to approximately $760,179 and the average outstanding principal balance of the Mortgage Loans was approximately $362,411.

PRODUCT TYPES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRODUCT TYPES            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
30 Year Fixed Loans             23        $ 7,844,094      9.97%     7.73%      650      $341,048    92.02%       29.07%       4.84%
2/28 LIBOR ARM                 135         48,776,001     62.02     7.403       629       361,304    92.57        24.36       39.75
3/27 LIBOR ARM                  59         22,023,151        28     7.702       628       373,274    93.01        25.38       34.19
                               ---        -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                         217        $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===        ===========    ======     =====       ===      ========    =====        =====       =====

ADJUSTMENT TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT TYPE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------         --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fixed Rate                      23        $ 7,844,094      9.97%     7.73%      650      $341,048    92.02%       29.07%       4.84%
ARM                            194         70,799,152     90.03     7.496       628       364,944    92.71        24.68       38.02
                               ---        -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                         217        $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===        ===========    ======     =====       ===      ========    =====        =====       =====

AMORTIZATION TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
AMORTIZATION TYPE        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fully Amortizing               146        $51,346,353     65.29%     7.59%      613      $351,687    92.76%       26.00%       0.00%
24 Month Interest-Only          48         18,940,461     24.08     7.305       664       394,593    92.43        24.03      100.00
36 Month Interest-Only          22          7,976,454     10.14     7.518       657       362,566    92.23        23.20      100.00
60 Month Interest-Only           1            379,978      0.48     8.300       704       379,978    95.00         0.00      100.00
                               ---        -----------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                         217        $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===        ===========    ======     =====       ===      ========    =====        =====      ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
STATE DISTRIBUTIONS         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OF MORTGAGED PROPERTIES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Alabama                          3        $   555,007      0.71%     7.40%      593      $185,002    93.51%       29.75%      35.43%
Arizona                          7          2,308,374      2.94     7.413       630       329,768    93.64        61.63       31.65
Arkansas                         1            210,987      0.27     8.550       564       210,987    90.00         0.00        0.00
California                      66         29,167,916     37.09     7.158       633       441,938    91.78        24.46       45.65
Colorado                         2          1,010,559      1.28     7.811       620       505,279    92.68        46.49       46.49
Connecticut                      2            583,164      0.74     8.191       586       291,582    92.27         0.00        0.00
Florida                         26          7,120,272      9.05     7.868       639       273,857    93.38        16.90       49.93
Georgia                          3            660,906      0.84     7.573       630       220,302    93.26         0.00       71.63
Illinois                        14          3,221,135       4.1     7.845       634       230,081    94.95         6.62       29.37
Indiana                          1            184,804      0.23     9.200       605       184,804    95.00       100.00        0.00
Iowa                             1            390,787       0.5     7.338       605       390,787    92.24       100.00        0.00
Maryland                         8          3,141,234      3.99     7.637       636       392,654    92.05        25.36       37.04
Massachusetts                    4          1,917,855      2.44     7.534       681       479,464    90.06        65.63      100.00
Michigan                         2            467,994       0.6     7.870       584       233,997    93.19        36.27        0.00
Minnesota                        3            586,441      0.75     8.144       613       195,480    95.00        40.78       32.40
Missouri                         3            762,093      0.97     7.258       644       254,031    92.34        75.07       78.07
Nevada                           1            173,951      0.22     8.400       693       173,951    95.00         0.00      100.00
New Jersey                      18          5,894,607       7.5     8.082       630       327,478    93.92        10.49       10.15
New York                        35         15,609,954     19.85     7.591       623       445,999    93.06        21.09       13.46
North Carolina                   1            168,625      0.21     7.600       620       168,625    95.00       100.00      100.00
Ohio                             2            870,852      1.11     7.236       614       435,426    94.62        57.19        0.00
Pennsylvania                     3          1,228,896      1.56     7.075       577       409,632    88.08        17.47        0.00
Rhode Island                     1            255,865      0.33     8.450       613       255,865    95.00         0.00        0.00
Tennessee                        1            181,826      0.23     7.250       583       181,826    95.00         0.00        0.00
Texas                            5            857,160      1.09     8.702       591       171,432    93.01        43.21        0.00
Utah                             3            950,873      1.21     7.903       694       316,958    95.00        38.96       56.64
Washington                       1            161,110       0.2     7.850       653       161,110    95.00         0.00      100.00
                               ---        -----------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                         217        $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===        ===========    ======     =====       ===      ========    =====        =====      ======

(1) No more than approximately 1.29% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------     --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------

80.01% to 85.00%                17        $ 9,244,828     11.76%     6.66%      628      $543,813    84.93%       48.06%      35.73%
85.01% to 90.00%                34         15,184,691     19.31     7.281       612       446,609    89.61        47.45       38.18
90.01% to 95.00%               166         54,213,727     68.94     7.733       636       326,589    94.80        14.95       33.56
                               ---        -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                         217        $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===        ===========    ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 84.58% to 95.00%.

MORTGAGE INSURANCE COMPANY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE INSURANCE          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
COMPANY                  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
No Mortgage Insurance          217        $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ---        -----------    ------      ----       ---      --------    -----        -----       -----
TOTAL:                         217        $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===        ===========    ======      ====       ===      ========    =====        =====       =====

LOAN PURPOSE

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN PURPOSE             MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------             --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Purchase                       141       $40,978,377     52.11%     7.87%      631      $290,627    93.85%       13.26%      33.04%
Refinance - Cashout             71        35,328,926     44.92     7.139       631       497,591    91.19        40.53       38.94
Refinance - Rate Term            5         2,335,943      2.97     7.204       618       467,189    93.41         0.00        0.00
                               ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                         217       $78,643,246    100.00      7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===       ===========    ======     =====       ===      ========    =====        =====       =====

PROPERTY TYPE

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PROPERTY TYPE            MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Single Family Residence        144       $51,331,597     65.27%     7.47%      626      $356,469    92.99%       22.47%      33.41%
Condo                           16         4,868,903      6.19     7.898       635       304,306    92.68        23.43       46.35
2-4 Family                      28        12,645,070     16.08     7.642       645       451,610    91.86        17.23       35.15
Manufactured Housing             5           911,849      1.16     7.075       695       182,370    85.87        53.54        0.00
Planned Unit
Development                     24         8,885,826      11.3     7.457       629       370,243    92.42        49.64       38.78
                               ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                         217       $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===       ===========    ======     =====       ===      ========    =====        =====       =====

DOCUMENTATION

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DOCUMENTATION            MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Stated                         154       $51,989,608     66.11%     7.76%      639      $337,595    93.83%        0.00%      36.93%
Full                            46        19,751,636     25.12     7.007       615       429,383    90.64       100.00       32.41
Limited                         17         6,902,001      8.78     7.180       608       406,000    89.40         0.00       24.57
                               ---       -----------    ------     -----       ---      --------    -----       ------       -----
TOTAL:                         217       $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===       ===========    ======     =====       ===      ========    =====       ======       =====

OCCUPANCY

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY                MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------                --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
Primary                        215       $77,647,266     98.73%     7.53%      630      $361,150    92.69%       24.63%      34.68%
Second Home                      2           995,980      1.27     7.084       673       497,990    88.97        62.95       37.05
                               ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                         217       $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===       ===========    ======     =====       ===      ========    =====        =====       =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE          NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
SUMMARY                  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
3                                2       $   640,500      0.81%     7.63%      736      $320,250    93.51%        0.00%     100.00%
4                              192        69,561,261     88.45     7.525       630       362,298    92.66        25.15       37.79
5                               19         6,659,996      8.47     7.698       630       350,526    93.27        22.52        5.54
6                                3         1,021,311       1.3     6.407       652       340,437    92.44         0.00        0.00
7                                1           760,179      0.97     6.900       530       760,179    85.00       100.00        0.00
                               ---       -----------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                         217       $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===       ===========    ======     =====       ===      ========    =====       ======      ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT         NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PENALTY TERM             MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------      --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
None                            82       $29,913,214     38.04%     7.78%      626      $364,795    93.30%       23.63%      24.01%
12 Months                        8         3,235,996      4.11     7.408       698       404,499    92.22        11.45       43.37
24 Months                       49        15,185,950     19.31     7.680       628       309,917    92.97        14.32       37.67
36 Months                       78        30,308,086     38.54     7.198       629       388,565    91.87        33.46       42.86
                               ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                         217       $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===       ===========    ======     =====       ===      ========    =====        =====       =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 31 months.

CREDIT SCORES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF CREDIT SCORES   MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
501 to 525                       3       $ 1,138,815      1.45%     7.67%      514      $379,605    89.30%       64.55%       0.00%
526 to 550                       8         3,743,053      4.76     7.141       540       467,882    88.30        53.30        0.00
551 to 575                       8         2,847,608      3.62     7.678       558       355,951    89.74        52.30        0.00
576 to 600                      20         7,304,921      9.29     7.294       590       365,246    92.88        62.97        0.00
601 to 625                      66        22,704,041     28.87     7.888       614       344,001    93.45        13.65       11.80
626 to 650                      48        16,802,293     21.37     7.504       638       350,048    93.85        16.67       55.65
651 to 675                      34        12,213,065     15.53     7.410       661       359,208    92.22        20.14       59.18
676 to 700                      16         6,468,278      8.22     7.125       688       404,267    93.19        19.09       66.85
701 to 725                       9         3,804,792      4.84     7.068       707       422,755    89.55        25.42       59.42
726 to 750                       5         1,616,380      2.06     7.496       742       323,276    93.41        22.92       89.99
                               ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                         217       $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===       ===========    ======     =====       ===      ========    =====        =====       =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 512 to 743 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 630.

CREDIT GRADE

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
CREDIT GRADE             MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------             --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
1                              191       $66,940,258     85.12%     7.54%      634      $350,473    93.09%       20.53%      34.38%
2                               13         5,450,653      6.93     7.633       606       419,281    91.21        41.65       33.88
3                                9         4,011,649       5.1     7.144       602       445,739    90.33        37.30       22.99
4                                1           728,386      0.93     6.600       590       728,386    85.00       100.00        0.00
4A                               1           469,800       0.6     8.400       625       469,800    90.00       100.00      100.00
5A                               2         1,042,500      1.33     7.027       653       521,250    86.94       100.00      100.00
                               ---       -----------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                         217       $78,643,246    100.00%     7.52%      630      $362,411    92.64%       25.12%      34.71%
                               ===       ===========    ======     =====       ===      ========    =====       ======      ======

GROSS MARGINS

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF GROSS MARGINS   MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
3.501% to 4.000%                18       $ 5,138,990      7.26%     7.73%      651      $285,499    93.13%       28.64%      55.73%
5.001% to 5.500%                 2         1,042,500      1.47     7.027       653       521,250    86.94       100.00      100.00
5.501% to 6.000%               173        64,430,178        91     7.486       626       372,429    92.76        23.21       35.71
7.001% to 7.500%                 1           187,484      0.26     7.050       600       187,484    95.00         0.00        0.00
                               ---       -----------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                         194       $70,799,152    100.00%     7.50%      628      $364,944    92.71%       24.68%      38.02%
                               ===       ===========    ======     =====       ===      ========    =====       ======      ======

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 7.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.849% per annum.

MAXIMUM MORTGAGE RATES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM            NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
MORTGAGE RATES           MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------         --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
11.501% to 12.000%               3       $ 1,592,688      2.25%     5.74%      630      $530,896    92.96%       75.72%      40.12%
12.001% to 12.500%              11         6,484,030      9.16     6.339       629       589,457    88.32        46.66       49.88
12.501% to 13.000%              29        12,039,451     17.01     6.828       629       415,153    90.69        44.71       35.70
13.001% to 13.500%              37        14,813,810     20.92     7.292       628       400,373    92.40        27.56       45.88
13.501% to 14.000%              60        19,454,236     27.48     7.791       628       324,237    94.28        16.17       38.61
14.001% to 14.500%              36        11,037,621     15.59     8.284       628       306,601    93.99         5.70       31.75
14.501% to 15.000%              15         4,519,154      6.38     8.709       627       301,277    95.00         0.00       12.64
15.001% to 15.500%               3           858,163      1.21     9.180       625       286,054    94.94         0.00       42.07
                               ---       -----------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                         194       $70,799,152    100.00%     7.50%      628      $364,944    92.71%       24.68%      38.02%
                               ===       ===========    ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.650% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.496% per annum.

NEXT RATE ADJUSTMENT DATE

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
NEXT RATE ADJUSTMENT        NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DATE                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------     --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
February 2007                    1       $   760,179      1.07%     6.90%      530      $760,179    85.00%      100.00%       0.00%
March 2007                       3         1,021,311      1.44     6.407       652       340,437    92.44         0.00        0.00
April 2007                      10         2,988,358      4.22     7.631       620       298,836    94.32        12.54        0.00
May 2007                       119        43,365,654     61.25     7.416       629       364,417    92.57        24.78       43.23
June 2007                        2           640,500       0.9     7.625       736       320,250    93.51         0.00      100.00
April 2008                       4         1,413,960         2     8.481       632       353,490    92.97         0.00       26.10
May 2008                        55        20,609,190     29.11     7.649       627       374,713    93.01        27.12       34.75
                               ---       -----------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                         194       $70,799,152    100.00%     7.50%      628      $364,944    92.71%       24.68%      38.02%
                               ===       ===========    ======     =====       ===      ========    =====       ======      ======